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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS



   We hereby consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-3 of our report dated February 15, 2000 relating to the financial statements, which appears in Razorfish's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          /S/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts

October 17, 2001